EXHIBIT 99.6


(GRAPHIC OMITTED) COUNTRYWIDE                      Computational Materials for
----------------------------------       Countrywide Asset-Backed Certificates,
SECURITIES CORPORATON                                            Series 2004-3
  A Countrywide Capital Markets Company
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                  Class 1-A Available Funds Rate Schedule (1)
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               Available Funds    Available Funds                     Available Funds    Available Funds
  Period           Rate(%)            Rate(%)            Period           Rate(%)            Rate(%)
-----------    ---------------    ---------------      ----------     ---------------    ---------------
                    (2)                (3)                                (2)                (3)
    1              7.648              9.250               46             6.563              11.510
    2              6.629              9.250               47             6.561              11.519
    3              6.415              9.250               48             7.011              12.056
    4              6.628              9.250               49             6.547              12.016
    5              6.415              9.250               50             6.763              12.031
    6              6.415              9.250               51             6.543              12.005
    7              6.629              9.250               52             6.759              12.018
    8              6.415              9.250               53             6.539              12.000
    9              6.628              9.250               54             6.537              12.526
    10             6.415              9.250               55             6.753              12.555
    11             6.414              9.250               56             6.533              12.502
    12             7.102              9.250               57             6.749              12.523
    13             6.408              9.250               58             6.529              12.469
    14             6.621              9.250               59             6.527              12.456
    15             6.408              9.250               60             7.224              12.886
    16             6.621              9.250               61             6.523              12.721
    17             6.407              9.250               62             6.738              12.747
    18             6.407              9.250               63             6.519              12.783
    19             6.620              9.250               64             6.734              12.806
    20             6.406              9.250               65             6.515              12.739
    21             6.620              9.250               66             6.513              12.633
    22             6.407              9.250               67             6.728              12.653
    23             6.409              9.250               68             6.509              12.594
    24             7.116              9.250               69             6.724              12.613
    25             6.417              9.431               70             6.505              12.554
    26             6.628              9.417               71             6.503              12.531
    27             6.411              9.416               72             7.197              12.598
    28             6.624              9.403               73             6.499              12.469
    29             6.409              9.411               74             6.713              12.482
    30             6.409              9.458               75             6.495              12.429
    31             6.622              9.448               76             6.709              12.439
    32             6.408              9.448               77             6.491              12.384
    33             6.620              9.435               78             6.489              12.307
    34             6.406              9.432               79             6.703              12.313
    35             6.408              9.416            -------------------------------------------------
    36             7.296              9.468
    37             6.580             11.229
    38             6.797             11.317
    39             6.576             11.319
    40             6.793             11.315
    41             6.572             11.315
    42             6.570             11.469
    43             6.787             11.471
    44             6.566             11.516
    45             6.783             11.517
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(1)  Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2)  Assumes that 1-Month LIBOR stays at 1.090%, 6-Month LIBOR stays at 1.150%, the collateral is run at the Pricing
     Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3)  Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the
     Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.

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Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the
Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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